MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION
                                 TO THE TRUSTEE
                      BANK OF AMERICA NATIONAL ASSOCIATION
                    BA MASTER CREDIT CARD TRUST SERIES 1996-A
                     MONTHLY PERIOD ENDING NOVEMBER 30, 1996
                                           -----------------

            Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 1996-A Supplement. This notice is delivered pursuant to Section 4.09.

   A. Bank of America is the Servicer under the Pooling and Servicing Agreement.

   B. The undersigned is a Servicing Officer.

   C. The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.    INSTRUCTION TO MAKE A WITHDRAWAL

            Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make withdrawals from the Finance Charge Account, the Principal Account, and the Principal Funding Account on DECEMBER 13, 1996,
                                                              -----------------
   which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and
   (ii) to apply the proceeds of such withdrawals in accordance with subsection 3 (a) of the Series 1996-A Supplement and Section 4.09 of the Pooling and Servicing Agreement:


A.          Pursuant to subsection 3 (a) of the Series 1996-A Supplement:

            1.    Servicer Interchange.......................$        416,666.67
                                                              ------------------

B.          Pursuant to subsection 4.09 (a) (i):

            1.    Class A Monthly Interest at the Class A
                  Certificate Rate on the Class A Investor
                  Interest...................................$      2,026,528.13
                                                              ------------------

            2.    Class A Deficiency Amount..................$              0.00
                                                             -------------------

            3.    Class A Additional Interest................$              0.00
                                                              ------------------



C.          Pursuant to subsection 4.09 (a) (ii):
            1.    Class A Servicing Fee......................$        356,250.00
                                                              ------------------

            2.    Accrued and unpaid Class A Servicing Fee...$              0.00
                                                              ------------------


D.          Pursuant to subsection 4.09 (a) (iii):
            1.    Class A Investor Default Amount............$      2,123,164.27
                                                              ------------------


E.          Pursuant to subsection 4.09 (a) (iv):
            1.    Portion of Excess Spread from Class A
                  Available Funds to be allocated and
                  distributed as provided in Section 4.11....$      1,697,855.93
                                                              ------------------


F.          Pursuant to subsection 4.09 (b) (i):
            1.    Class B Monthly Interest at the Class B
                  Certificate Rate on the Class B Investor
                  Interest...................................$        158,541.32
                                                              ------------------

            2.    Class B Deficiency Amount..................$              0.00
                                                              ------------------

            3.    Class B Additional Interest................$              0.00
                                                              ------------------


G.          Pursuant to subsection 4.09 (b) (ii):
            1.    Class B Servicing Fee......................$         27,083.33
                                                              ------------------

            2.    Accrued and unpaid Class B Servicing Fee...$              0.00
                                                              ------------------

H.          Pursuant to subsection 4.09 (b) (iii):
            1.    Portion of Excess Spread from Class B
                  Available Funds to be allocated and
                  distributed as provided in Section 4.11.....$       286,009.14
                                                               -----------------

I.          Pursuant to subsection 4.09 (c) (i):
            1.    Collateral Interest Servicing Fee, if
                  applicable..................................$           N/A
                                                               --------------

            2.    Accrued and unpaid Collateral Interest
                  Servicing Fee, if applicable................$           N/A
                                                               --------------

J.          Pursuant to subsection 4.09 (c) (ii):

            1.    Portion of Excess Spread from Collateral
                  Available  Funds to be allocated and
                  distributed as provided  in  Section 4.11...$       580,472.35
                                                               -----------------

                  Total.......................................$     7,672,571.14
                                                               =================


K.          Pursuant to subsection 4.09 (d) (ii):
            1.    Amount to be treated as Shared Excess
                  Principal Collections.......................$             0.00
                                                               -----------------


L.          Pursuant to subsection 4.09 (d) (iii):
            1.    Amount to be  paid to the  Holder of  the
                  Transferor Certificate......................$    61,694,222.05
                                                              ------------------

            2.    Unallocated Principal Collections...........$             0.00
                                                               -----------------


M.          Pursuant to subsection 4.09 (e) (i):
            1.    Class A Monthly Principal...................$             0.00
                                                               -----------------


N.          Pursuant to subsection 4.09 (e) (ii):
            1.    Class B Monthly Principal...................$             0.00
                                                               -----------------


O.          Pursuant to subsection 4.09 (e) (iii)
            1.    Collateral Monthly Principal to be applied
                  in accordance with the Loan Agreement.......$             0.00
                                                               -----------------

P.          Pursuant to subsection 4.09 (e) (iv):
            1.    Amount to be treated as Shared Excess
                  Principal Collections.......................$             0.00
                                                               -----------------

Q.          Pursuant to subsection 4.09 (e) (v):
            1.    Amount to be paid to the Holder of the
                  Transferor Certificate......................$             0.00
                                                               -----------------

            2.    Unallocated Principal Collections...........$             0.00
                                                               -----------------

                             Total............................$             0.00
                                                               =================

R.          Pursuant to subsection 4.09 (f):

            1.    Amount to be withdrawn from the Principal
                  Funding Account and deposited into the
                  Distribution Account                        $             0.00
                                                               -----------------

S.          Pursuant to Section 4.13:
            1.    Amount of Shared Excess Finance Charge
                  Collections to be withdrawn from the
                  Finance Charge account to be allocated to
                  Series 1996-A and distributed as provided
                  in Section 4.11                             $             0.00
                                                               -----------------


II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

            Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee to pay in accordance with Section 5.01 from the Distribution Account on DECEMBER 16, 1996, which date is a Distribution Date under the Pooling and
-------------------
Servicing Agreement, amounts so deposited in the Distribution Account pursuant to Section 4.09 as set forth below:

A.        Pursuant to subsection 4.09 (g):

            1.    Amount to be distributed to Class A
                  Certificateholders.........................$      2,026,528.13
                                                              ------------------

            2.    Amount to be distributed to Class B
                  Certificateholders.........................$        158,541.32
                                                              ------------------

B.        Pursuant to subsection 4.09 (h) (i):

            1.    Amount to be distributed to Class A
                  Certificateholders..........................$             0.00
                                                               -----------------

C.        Pursuant to subsection 4.09 (h) (ii):

            1.    Amount to be distributed to the  Class B
                  Certificateholders..........................$             0.00
                                                               -----------------




III.  APPLICATION OF EXCESS SPREAD

            Pursuant to Section 4.11, the Servicer does hereby instruct the Trustee to apply the Excess Spread with respect to the related Monthly Period and to make the following distributions in the following priority:

A.          The amount equal to the Class A Required Amount,
            if any, which will be used to fund the Class A
            Required Amount and be applied in accordance
            with, and in the priority set forth in,
            subsection 4.09 (a)...............................$             0.00
                                                               -----------------

B.          The amount equal to the aggregate amount of
            Class A Investor Charge Offs which have not been
            previously reimbursed (after giving effect to
            the allocation on such Transfer Date of certain
            other amounts applied for that purpose) which
            will be treated as a portion of Investor
            Principal Collections and deposited into the
            Principal Account on such Transfer Date...........$             0.00
                                                               -----------------

C.          The amount equal to the Class B Required
            Amount, if any, which will be used to fund the
            Class B Required Amount and be applied first
            in accordance with, and in the priority set
            forth in, subsection 4.09(b) and then any
            amount available to pay the Class B Investor
            Default Amount shall be treated as a portion
            of Investor Principal Collections and
            deposited into the Principal Account..............$       161,410.15
                                                               -----------------


D.          The amount equal to the aggregate amount by
            which the Class B Investor Interest has been
            reduced below the initial Class B Investor
            Interest for reasons other than the payment of
            principal to the Class B Certificateholders
            (but not in excess of the aggregate amount of
            such reductions which have not been previously
            reimbursed) which will be treated as a portion
            of Investor Principal Collections and
            deposited into the Principal Account..............$             0.00
                                                               -----------------


E.          The amount equal to the Collateral Monthly
            Interest plus the amount of any past due
            Collateral Monthly Interest which will be paid
            to the Collateral Interest Holder for
            application in accordance with the Loan
            Agreement.........................................$       198,916.67
                                                               -----------------


F.          The amount equal to the aggregate amount of
            accrued but unpaid Collateral Interest
            Servicing Fees which will be paid to the
            Servicer if the Transferor or an Acceptable
            Successor Servicer is the Servicer................$        33,333.34
                                                               -----------------


G.          The amount equal to the Collateral Default
            Amount, if any, for the prior Monthly Period
            which will be treated as a portion of Investor
            Principal Collections and deposited into the
            Principal Account.................................$       198,658.64
                                                               -----------------


H.          The amount equal to the aggregate amount by
            which the Collateral Interest has been reduced
            below the Required Collateral Interest for
            reasons other than the payment of principal to
            the Collateral Interest Holder (but not in
            excess of the aggregate amount of such
            reductions which have not been previously
            reimbursed) which will be treated as a portion
            of Investor Principal Collections and
            deposited into the Principal Account..............$             0.00
                                                               -----------------

I.          On each Transfer Date from and after the Reserve
            Account Funding Date, but prior to the date on
            which the Reserve Account terminates as
            described in subsection 4.16 (f), the amount up
            to the excess, if any, of the Required Reserve
            Account Amount over the Available Reserve
            Account Amount which shall be deposited into the
            Reserve Account...................................$             0.00
                                                               -----------------


J.          The balance, if any, after giving effect to the
            payments made pursuant to subparagraphs (a)
            through (i) above which shall be deposited into
            the Distribution Account and applied in
            accordance with the provisions of the Loan
            Agreement.........................................$     1,972,018.62
                                                               -----------------


IV.   REALLOCATED PRINCIPAL COLLECTIONS

            Pursuant to Section 4.12, the Servicer does hereby instruct the Trustee to withdraw from the Principal Account and apply Reallocated Principal Collections pursuant to Section 4.12 with respect to the related Monthly Period in the following amounts:

     A.     Reallocated Collateral Principal Receivables.....$              0.00
                                                              ------------------

     B.     Reallocated Class B Principal Receivables........$              0.00
                                                              ------------------


V.   ACCRUED AND UNPAID AMOUNTS

            After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

A.       Subsections 4.09 (a) (i) and (b) (i) :
            (1)   The aggregate amount of the Class A
                  Deficiency    Amount........................$             0.00
                                                               -----------------

            (2)   The aggregate amount of Class B Deficiency
                  Amount......................................$             0.00
                                                               -----------------


B.       Subsections 4.09 (a) (ii) and (b) (ii):
            The aggregate amount of all accrued and unpaid
            Investor Monthly Servicing Fees...................$             0.00
                                                               -----------------


C.       Section 4.10:
            The aggregate amount of all unreimbursed
            Investor Charge Offs..............................$             0.00
                                                               -----------------









IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 11th
                                                                            ----
day of DECEMBER, 1996.
       --------------


                                            BANK OF AMERICA NATIONAL ASSOCIATION

                                            Transferor and Servicer



                                            By:  /s/ MARGARET A. SPRUDE
                                                --------------------------------
                                                Name:  Margaret A. Sprude
                                                Title: Senior Vice President